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                                                                   Exhibit 10.14


                               SECOND AMENDMENT TO
                             AT HOLDINGS CORPORATION
                          1994 STOCKHOLDERS' AGREEMENT

          THIS SECOND AMENDMENT TO AT HOLDINGS CORPORATION 1994 STOCKHOLDERS' AGREEMENT (this "Second Amendment"), dated as of July 18, 1997, is made by and among AT Holdings Corporation, a Delaware corporation (the "Corporation"), Argo-Tech Corporation (HBP), a Delaware corporation and formerly known as Argo-Tech Corporation ("Old Argo-Tech"), Argo-Tech Corporation, a Delaware corporation formerly known as Argo-Holdings, Inc. ("Argo-Tech"), YC International, Inc., a California corporation ("Yamada"), Yamada Corporation, a Japanese corporation ("Yamada Corporation"), AT Holdings LLC, a Nevada limited liability company ("ATLLC"), Sunhorizon International, Inc., a California corporation ("Sunhorizon") (individually, ATLLC, Yamada and Sunhorizon are sometimes hereinafter referred to as an "Investor Stockholder" and, collectively, they are sometimes hereinafter referred to as the "Investor Stockholders"); the persons signing this Second Amendment designated on Schedule A hereto as the Management Stockholders (individually, a "Management Stockholder" and, collectively, the "Management Stockholders"); and the persons signing this Second Amendment designated on Schedule A hereto as the Outside Directors (individually, an "Outside Director" and, collectively, the "Outside Directors").

          Key Trust Company of Ohio, N.A. (which was substituted for Society National Bank, a national banking association pursuant to Ohio Revised Code 1109.02) in its capacity as Trustee (the "Trustee") under the Argo-Tech Corporation Employee Stock Ownership Plan and Trust Agreement (the "Argo-Tech ESOP"), which is the owner of shares of Class A Common Stock of the Corporation, has entered into a separate supplemental stockholders' agreement, as amended, with the Corporation and Argo-Tech in the form annexed hereto as Exhibit 2.10A. The Trustee is third party beneficiary of the terms and provisions of this Second Amendment. As used herein, the Investor Stockholders, the Management Stockholders, the Outside Directors, and the Trustee are treated and referred to herein as different categories of common stockholders of the Corporation.

                                    RECITALS
                                    --------

          A. The Corporation, Old Argo-Tech, Yamada Corporation, the Investor Stockholders (excluding ATLLC), the Management Stockholders and the Outside Directors (collectively, the "Stockholders") entered into that certain AT Holdings Corporation 1994 Stockholders' Agreement, dated as of May 17, 1994 (the "Stockholders' Agreement");




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          B. The Stockholders' Agreement was amended effective May 1, 1997 to, among other things, reflect ATLLC's acquisition from Yamada of certain shares of common stock of the Corporation and ATLLC's assumption of certain rights of Yamada under the Stockholders' Agreement (the "First Amendment"); and

          C. The Stockholders have agreed to amend the Stockholders' Agreement to reflect Argo-Tech's restructuring of its subsidiaries.

          NOW, THEREFORE, in consideration of the premises and the terms and conditions herein contained, the parties hereto hereby agree as follows:

                                    AGREEMENT
                                    ---------

                                    SECTION 1
                                   DEFINITIONS
                                   -----------

          1.1 CERTAIN DEFINITIONS. Unless otherwise defined herein, all capitalized terms used herein have the meanings given to them in the Stockholders' Agreement.

                                    SECTION 2
                      AMENDMENTS TO STOCKHOLDERS' AGREEMENT
                      -------------------------------------

          2.1 DEFINITIONS. Article I of the Stockholders' Agreement is hereby amended and supplemented by the addition of the following definitions in proper alphabetical order, which read as follows:

          "Argo-Tech Corporation (Aftermarket)" means Argo-Tech Corporation (Aftermarket), a Delaware corporation and a wholly-owned subsidiary of Argo-Tech.

          "Argo-Tech Corporation (OEM)" means Argo-Tech Corporation (OEM), a Delaware corporation and a wholly-owned subsidiary of Argo-Tech.

          "Old Argo-Tech" means Argo-Tech Corporation (HBP), a Delaware corporation formerly known as Argo-Tech Corporation.

          "Operating Subsidiaries" means, collectively, Old Argo-Tech, Argo-Tech Corporation (Aftermarket) and Argo-Tech Corporation (OEM).

          2.2 AMENDED PROVISIONS. The following sections of the Stockholders' Agreement are hereby amended as follows:




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                                                                               3

          (a) Section 1.08 is amended by the insertion of "or any of the Operating Subsidiaries" after "Argo-Tech" in lines fifteen and twenty thereof.

          (b) Section 1.11 is amended and restated in its entirety to read as follows:

               "Section 1.11. "Argo-Tech" means Argo-Tech Corporation, a Delaware corporation formerly known as Argo-Holdings, Inc."

          (c) Section 1.46 is amended by insertion of "Old" before "Argo-Tech" in lines six, eight and eleven thereof.

          (d) Section 1.56 is amended by the insertion of ", together with the Operating Subsidiaries," after "Argo-Tech" in line sixteen thereof.

          (e) Section 1.59 is amended by insertion of "Old" before "Argo-Tech" in line six thereof.

          (f) Section 1.60 is amended by the insertion of "Old" before "Argo-Tech" in line four thereof and by adding the following sentence at the end thereof: "Old Argo-Tech's obligations hereunder were assumed by Argo-Tech effective July 18, 1997."

          (g) Section 1.60.1 is amended by the insertion of "any Operating Subsidiary" after "Corporation," in line three thereof.

          (h) Section 1.75 is amended by the insertion of "or the Operating Subsidiaries" after "Argo-Tech" in lines three and six thereof.

          (i) Section 1.81 is amended by the deletion of "Argo-Tech Corporation" from the fourth and fifth lines thereof and the substitution of "Old Argo-Tech" in its place.

          (j) Section 1.91 (xiii) is amended by the insertion of "or any Operating Subsidiary" after "Argo-Tech" in line four thereof.

          (k) Section 1.113 is amended by the insertion of "Old" before "Argo-Tech" in lines three and five thereof.

          (l) Section 1.115 is amended by the insertion of "Old" before "Argo-Tech" in lines two and six thereof.

          (m) Section 1.143 is amended by insertion of "Old" before "Argo-Tech" in lines three and seven thereof.




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          (n) Section 1.144 is amended by insertion of "Old" before "Argo-Tech"
     in line four thereof.

          (o) Section 2.01 is amended by the deletion of the "Restated" from the third line thereof and the insertion after "Agreement" in line five thereof of the following: "and the by-laws of each Operating Subsidiary shall be as set forth in Exhibits 2.01C, 2.01D and 2.01E, respectively, to this Agreement".

          (p) Section 2.02 is amended by the insertion after "Agreement" in line six thereof of the following: "and the Certificate of Incorporation of each Operating Subsidiary shall be as set forth in Exhibits 2.02C, 2.02D and 2.02E, respectively, to this Agreement".

          (q) Section 2.06(d) is amended by the insertion of "or any of its Operating Subsidiaries" after "Argo-Tech" in lines four and ten thereof.

          (r) Section 2.06(e) is amended by (i) insertion of "or any Operating Subsidiary" after "Argo-Tech" in line eleven thereof, (ii) deletion of "Argo-Tech employees" from lines fifteen and sixteen thereof and the substitution of "employees of Argo-Tech or the Operating Subsidiaries" in its place, and (iii) insertion of "and its Operating Subsidiaries" after "Argo-Tech" in line twenty-six thereof.

          (s) Section 2.08(e) is amended by insertion of "or any of the Operation Subsidiaries" after "Argo-Tech" in lines sixteen and eighteen thereof.

          (t) Section 4.02(a)(i) is amended by the insertion of "Old" before "Argo-Tech" in line twenty-six thereof.

          (u) Section 4.02(a)(ii) is amended by (i) insertion of "or any of the Operating Subsidiaries" after "Argo-Tech" in lines seven, eight, ten, twenty-two, twenty-five and thirty thereof, and (ii) insertion of "of Argo-Tech and its Operating Subsidiaries, taken as a whole," after "assets" in line fourteen thereof.

          (v) Section 4.02(a)(iii) is amended by insertion of "or any of its Operating Subsidiaries" after "Argo-Tech" in lines fifteen, sixteen and eighteen thereof and after "Corporation" in line twenty thereof.

          (w) Section 4.02(a)(iv) is amended by insertion of (i) "or any of the Operating Subsidiaries'" after "Argo-Tech's" in lines two and ten thereof,
     (ii) "or Operating




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     Subsidiaries" after "Argo-Tech" in line fifteen thereof, and (iii) "Old"
     before "Argo-Tech" in line thirty-two thereof.

          (x) Section 4.02(c) is amended by insertion of "of Argo-Tech and the Operating Subsidiaries, taken as a whole" after "assets" in line eleven thereof.

          (y) Section 9.07 is amended by insertion of "or any of the Operating Subsidiaries" after "Argo-Tech" in lines seven, twenty-two and twenty-three thereof.

          (z) Section 11.02(a) is amended by insertion of "or any of the Operating Subsidiaries" after "Argo-Tech" in line thirty thereof.

          (aa) Section 12.13 is amended by the insertion of "and the Operating Subsidiaries" after "Argo-Tech" in line six thereof.

          (bb) Section 12.14(a) is amended by the insertion of "or any of the Operating Subsidiaries" after "Argo-Tech" in lines four (twice) and five thereof.

          (cc) Section 12.14(b) is amended by the insertion of "or any of the Operating Subsidiaries" after "Argo-Tech" in line two of clause (ii) and line three of clause (iii) thereof.

          (dd) Section 12.18 is amended by the insertion of "or any of the Operating Subsidiaries" after "Argo-Tech" in line fourteen thereof.

          (ee) Section 12.24 is amended by (i) the insertion of", Old Argo-Tech" after "Argo-Tech" in line seven thereof and (ii) the deletion of "either" from the eighth line thereof and the substitution of "any such" in its place.

          2.3 AMENDED EXHIBITS.

          (a) The Restated By-Laws of Argo-Tech Corporation (now known as Argo-Tech Corporation (HBP)) attached to the Stockholders' Agreement as
     Exhibit 2.01A are hereby deleted and replaced by the By-Laws of Argo-Tech Corporation (formerly known as Argo-Holdings, Inc.) attached hereto as Exhibit A and the By-laws of Argo-Tech Corporation (Aftermarket), Argo-Tech Corporation (OEM) and Argo-Tech Corporation (HBP) are attached hereto as Exhibits B, C and D, respectively.

          (b) The Restated Certificate of Incorporation of Argo-Tech Corporation (now known as Argo-Tech Corporation (HBP))




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     attached to the Stockholders' Agreement as Exhibit 2.02A is hereby deleted and replaced by the Certificate of Incorporation of Argo-Tech Corporation (formerly known as Argo-Holdings, Inc.) attached hereto as Exhibit E and the Certificates of Incorporation of Argo-Tech Corporation (Aftermarket), Argo-Tech Corporation (OEM) and Argo-Tech Corporation (HBP) are attached hereto as Exhibits F, G and H, respectively.

                                    SECTION 3
                                  MISCELLANEOUS
                                  -------------

          3.1 EFFECT OF SECOND AMENDMENT. Except as specifically provided herein, this Second Amendment does not in any way waive, amend, modify, affect or impair the terms and conditions of the Stockholders' Agreement and all terms and conditions of the Stockholders' Agreement are to remain in full force and effect unless otherwise specifically amended, waived or changed pursuant to this Second Amendment.

          On and after the date hereof, each reference in the Stockholders' Agreement to "this Agreement", "hereunder," "hereof," "herein" or words of like import referring to the Stockholders' Agreement shall mean and be a reference to the Stockholders' Agreement as amended by the First Amendment and the Second Amendment.

          This Second Amendment constitutes the entire agreement among the parties pertaining to the subject matter hereof and supersedes all prior and contemporaneous agreements, understandings, representations or other arrangements, whether express or implied, written or oral, of the parties in connection therewith except to the extent expressly incorporated or specifically referred to herein.

          3.2 COUNTERPARTS. This Second Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument.

          3.3 GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF DELAWARE, WITHOUT GIVING EFFECT TO PRINCIPLES OF CONFLICTS OF LAW.

          IN WITNESS WHEREOF, the Corporation has caused this Second Amendment to be executed and delivered in its name by




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officers duly authorized thereunto, and the other parties hereto have caused this Agreement to be duly executed and delivered, all of the foregoing as of the day and year first above written.

                                        AT HOLDINGS CORPORATION

                                        By: /s/ Paul R. Keen
                                           -------------------------------------
                                           Name: Paul R. Keen
                                           Title: Vice President

                                        ARGO-TECH CORPORATION (HBP)
                                        (formerly known as Argo-Tech
                                        Corporation)

                                        By: /s/ Paul R. Keen
                                           -------------------------------------
                                           Name: Paul R. Keen
                                           Title: Vice President

                                        ARGO-TECH CORPORATION
                                        (formerly known as
                                        Argo-Holdings, Inc.)

                                        By: /s/ Yoichi Fujiki
                                           -------------------------------------
                                           Name: Yoichi Fujiki
                                           Title: Vice President & Treasurer

                                        YC INTERNATIONAL INC.

                                        By: /s/ O. Akiyama
                                           -------------------------------------
                                           Name: O. Akiyama
                                           Title:

                                        YAMADA CORPORATION

                                        By: /s/ M. Yamada
                                           -------------------------------------
                                           Name: M. Yamada
                                           Title:

                                        AT HOLDINGS LLC

                                        By: /s/ M. Yamada
                                           -------------------------------------
                                           Name: M. Yamada
                                           Title:

                                        SUNHORIZON INTERNATIONAL, INC.

                                        By: /s/ Wilford Solt
                                           -------------------------------------
                                           Name: Wilford Solt
                                           Title:




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                                                MANAGEMENT STOCKHOLDERS:

                                                    /s/ M. S. Lipscomb
                                                By:_________________________
                                                   M. S. Lipscomb

                                                    /s/ V. Aguilar
                                                By:_________________________
                                                   V. Aguilar

                                                    /s/ J. A. Bates
                                                By:_________________________
                                                   J. A. Bates

                                                    /s/ D. J. Caschera
                                                By:_________________________
                                                   D. J. Caschera

                                                    /s/ B. L. Chrencik
                                                By:_________________________
                                                   B. L. Chrencik

                                                    /s/ J. M. Cunningham
                                                By:_________________________
                                                   J. M. Cunningham

                                                    /s/ R. E. Eichhorn
                                                By:_________________________
                                                   R. E. Eichhorn

                                                    /s/ S. J. Graettinger
                                                By:_________________________
                                                   S. J. Graettinger

                                                    /s/ K. L. Hicks
                                                By:_________________________
                                                   K. L. Hicks

                                                    /s/ P. R. Keen
                                                By:_________________________
                                                   P. R. Keen

                                                    /s/ M. W. Mueller
                                                By:_________________________
                                                   M. W. Mueller

                                                    /s/ J. B. Nolish
                                                By:_________________________
                                                   J. B. Nolish

                                                    /s/ D. M. Prelee
                                                By:_________________________
                                                   D. M. Prelee

                                                    /s/ D. N. Ramacciato
                                                By:_________________________
                                                   D. N. Ramacciato

                                                    /s/ F. M. Robel
                                                By:_________________________
                                                   F. M. Robel

                                                    /s/ D. M. Scaife
                                                By:_________________________
                                                   D. M. Scaife




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                                                                               9

                                                    /s/ P. A. Sklad
                                                By:_________________________
                                                   P. A. Sklad

                                                    /s/ F. S. St. Clair
                                                By:_________________________
                                                   F. S. St. Clair

                                                    /s/ G. M. Zavoda
                                                By:_________________________
                                                   G. M. Zavoda

                                                    /s/ Y. Fujiki
                                                By:_________________________
                                                   Y. Fujiki

                                                OUTSIDE DIRECTORS

                                                    /s/ J. Carbaugh
                                                By:_________________________
                                                   J. Carbaugh

                                                    /s/ Y. Fujiki
                                                By:_________________________
                                                   Y. Fujiki

                                                    /s/ R. Taylor
                                                By:_________________________
                                                   R. Taylor

                                                    /s/ K. Storrie
                                                By:_________________________
                                                   K. Storrie

                                                    /s/ T. Dougherty
                                                By:_________________________
                                                   T. Dougherty